UNIVERSAL ASSIGNMENT

WHEREAS I / we Victor CASTANO, whose full address is / are:

Victor CASTANO: 3ª. de Cedros No. 302 76100 Jurica Querétaro Mexico;

have invented certain new and useful improvements in an invention entitled "NANOTECHNOLOGICAL THERMAL INSULATING COATING AND USES THEREOF" for which a patent application(s) was / were filed as listed on Schedule A attached hereto.

AND WHEREAS, NANO LABS CORP., a corporation of Colorado, of 4151 E. County Line Rd Centennial, CO 80122 United States, has acquired from me / us the whole right, title and interest for the United States of America, Canada and all other countries in and to the said invention and in and to any Letters Patent that may be obtained therefore, and in and to said application(s).

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of all of which is hereby acknowledged, I / we, Victor CASTANO, by these presents confirm that I / we have sold, assigned and transferred and do hereby sell, assign and transfer unto the said NANO LABS CORP., the full and exclusive right to the said invention in the United States of America, Canada and all other countries and the entire right, title and interest in and to any and all Letters Patent which may be granted therefore, and the entire right, title and interest in and to said application(s), and in and to any divisions, continuations, continuations–in–part and extensions of said application(s), together with the right to claim the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property based on said patent application(s).

I / we agree that I / we will without further consideration do all such things and execute all such documents as may be necessary or desirable to obtain and maintain patents for said invention and for additions and modifications thereto in any and all countries, and to vest title thereto in said assignee, its successors, assigns and legal representatives or nominees.

I / we hereby authorize and request the Commissioner of Patents and Trademarks to issue said Letters Patent to said NANO LABS CORP., the assignee of the entire right, title and interest in and to the same, for its sole use and benefit, and for the use and benefit of its successors and

assigns, to the full end of the term for which Letters Patent may be granted as fully and entirely as the same would have been held by me had this assignment and sale not been made.

The undersigned hereby grant(s) the firm of **Benoît & Côté, Associés inc.** whose address is 1550, Metcalfe Street, Suite 800, Montreal, Quebec, Canada H3A 3P1, the power to insert on this assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent and Trademark Office or other Patent Offices in the world.

Le(s) soussigné(s) désire(nt) que la présente cession soit en anglais. The undersigned request(s) that the present assignment be in English.

SIGNED this 1st day of February, 2012, at Queretaro, Mexico.
(country)

[signature]
Victor CASTANO

Signature of Witness

Name of Witness

UNIVERSAL ASSIGNMENT

WHEREAS I Victor CASTANO, whose full address is :
Victor CASTANO: 3ª. de Cedros No. 302, 76100 Jurica Querétaro, Mexico;

have invented certain new and useful improvements in an invention entitled "NANOTECHNOLOGICAL LACQUER AND USES THEREOF" for which a patent application was filed as listed on Schedule A attached hereto.

AND WHEREAS, NANO LABS CORP., a corporation of United States, of 4151 E. County Line Rd Centennial, CO 80122 United States, has acquired from me the whole right, title and interest for the United States of America, Canada and all other countries in and to the said invention and in and to any Letters Patent that may be obtained therefore, and in and to said application.

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of all of which is hereby acknowledged, I, Victor CASTANO, by these presents confirm that I have sold, assigned and transferred and do hereby sell, assign and transfer unto the said NANO LABS CORP., the full and exclusive right to the said invention in the United States of America, Canada and all other countries and the entire right, title and interest in and to any and all Letters Patent which may be granted therefore, and the entire right, title and interest in and to said application, and in and to any divisions, continuations, continuations–in–part and extensions of said application, together with the right to claim the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property based on said patent application.

I agree that I will without further consideration do all such things and execute all such documents as may be necessary or desirable to obtain and maintain patents for said invention and for additions and modifications thereto in any and all countries, and to vest title thereto in said assignee, its successors, assigns and legal representatives or nominees.

I hereby authorize and request the Commissioner of Patents and Trademarks to issue said Letters Patent to said NANO LABS CORP., the assignee of the entire right, title and interest in

and to the same, for its sole use and benefit, and for the use and benefit of its successors and assigns, to the full end of the term for which Letters Patent may be granted as fully and entirely as the same would have been held by me had this assignment and sale not been made.

The undersigned hereby grants the firm of **Benoît & Côté, Associés inc.** whose address is 1550, Metcalfe Street, Suite 800, Montreal, Quebec, Canada H3A 3P1, the power to insert on this assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent and Trademark Office or other Patent Offices in the world.

Le soussigné désire que la présente cession soit en anglais. The undersigned requests that the present assignment be in English.

SIGNED this 1st day of December, 2012, at Montreal, Canada.

Castano

____
Victor CASTANO

____

Signature of Witness

____

Name of Witness

UNIVERSAL ASSIGNMENT

WHEREAS I Victor CASTANO, whose full address is:

Victor CASTANO: 3ª. de Cedros No. 302 76100 Jurica Querétaro Mexico;

have invented certain new and useful improvements in an invention entitled "LED-BASED SMART-CONTROLLED BRIGHTENING SYSTEM WITH MONITORING CAPABILITIES" for which a patent application(s) was / were filed as listed on Schedule A attached hereto.

AND WHEREAS, NANO LABS CORP., a corporation of Colorado, of 4151 E. County Line Rd Centennial, CO 80122 United States, has acquired from me the whole right, title and interest for the United States of America, Canada and all other countries in and to the said invention and in and to any Letters Patent that may be obtained therefore, and in and to said application(s).

NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of all of which is hereby acknowledged, I, Victor CASTANO, by these presents confirm that I have sold, assigned and transferred and do hereby sell, assign and transfer unto the said NANO LABS CORP., the full and exclusive right to the said invention in the United States of America, Canada and all other countries and the entire right, title and interest in and to any and all Letters Patent which may be granted therefore, and the entire right, title and interest in and to said application(s), and in and to any divisions, continuations, continuations–in–part and extensions of said application(s), together with the right to claim the benefit of the right of priority provided by the International Convention for the Protection of Industrial Property based on said patent application(s).

I agree that I will without further consideration do all such things and execute all such documents as may be necessary or desirable to obtain and maintain patents for said invention and for additions and modifications thereto in any and all countries, and to vest title thereto in said assignee, its successors, assigns and legal representatives or nominees.

I hereby authorize and request the Commissioner of Patents and Trademarks to issue said Letters Patent to said NANO LABS CORP., the assignee of the entire right, title and interest in and to the same, for its sole use and benefit, and for the use and benefit of its successors and

assigns, to the full end of the term for which Letters Patent may be granted as fully and entirely as the same would have been held by me had this assignment and sale not been made.

The undersigned hereby grant the firm of **Benoît & Côté, Associés inc.** whose address is 1550, Metcalfe Street, Suite 800, Montreal, Quebec, Canada H3A 3P1, the power to insert on this assignment any further identification which may be necessary or desirable in order to comply with the rules of the United States Patent and Trademark Office or other Patent Offices in the world.

Le soussigné désire que la présente cession soit en anglais. The undersigned requests that the present assignment be in English.

SIGNED this 1st day of February, 2013, at Queretaro, Mexico.

Victor CASTANO

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Name of Witness	Signature of Witness